                          MFS(R) MUNICIPAL SERIES TRUST

                         MFS ALABAMA MUNICIPAL BOND FUND
                       MFS(R) ARKANSAS MUNICIPAL BOND FUND
                      MFS(R) CALIFORNIA MUNICIPAL BOND FUND
                       MFS(R) FLORIDA MUNICIPAL BOND FUND
                        MFS(R) GEORGIA MUNICPAL BOND FUND
                       MFS(R) MARYLAND MUNICIPAL BOND FUND
                    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
                     MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                       MFS(R) NEW YORK MUNICIPAL BOND FUND
                    MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
                     MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
                    MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
                      MFS(R) TENNESSEE MUNICIPAL BOND FUND
                       MFS(R) VIRGINIA MUNICIPAL BOND FUND
                    MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under "Management of the Trust - Investment Adviser" section is hereby restated as follows:

Effective January 1, 1999, the portfolio managers for each Fund are John P. Kihn and Michael L. Dawson, Vice Presidents of the Adviser. Mr. Kihn has been a portfolio manager of the Florida Fund and the Tennessee Fund since 1997, and has been a portfolio manager of each of the other Funds since 1998. Mr. Dawson became a portfolio manager of each Fund as of January 1, 1999. Prior to joining MFS in 1997, Mr. Kihn was a Quantitative Analyst and Vice President of Putnam Investments from 1996 to 1997; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in Finance; and from 1994 to 1995, he was an Associate Portfolio Manager with Colonial Management Associates, Inc. Mr. Dawson has been employed as a portfolio manager with the Adviser since September, 1998. Prior to September, 1998, Mr. Dawson was employed as a sales representative in the Institutional Sales Group at Fidelity Capital Markets from March, 1997 to May, 1998. From January, 1993 to March, 1997, Mr. Dawson was employed by Goldman Sachs & Co. in the Institutional Sales - Fixed Income Division.

Effective January 1, 1999, the Massachusetts state tax rate on dividends and income is reduced to 5.95%. The Tax Equivalent Yield Table for Massachusetts contained in Appendix B to the Prospectus which appears on page B-4 is revised in its entirety as follows:

MASSACHUSETTS - 1999 TAX YEAR
--------------------------------------------------------------------------------

                                     INCOME       MASSACHUSETTS        TAX-EXEMPT YIELD                          Average    Combined
         TAXABLE INCOME*               TAX                                                            Federal     State   Fed. & St.
     SINGLE            JOINT        BRACKET**    3.0%     4.0%     5.0%     6.0%     7.0%     8.0%     Rate       Rate      Rate ***
      1999             1999
$0-25,750         $0-43,050          20.06%     3.75%    5.00%     6.25%   7.51%     8.76%   10.01%    0.15     0.059500     0.2006
$25,750-62,450    $43,050-104,050    32.28%     4.43%    5.91%     7.38%   8.86%    10.34%   11.81%    0.28     0.059500     0.3228
$62,450-130,250   $104,050-158,550   35.11%     4.62%    6.16%     7.71%   9.25%    10.79%   12.33%    0.31     0.059500     0.3511
$130,250-283,150  $158,550-283,150   39.81%     4.98%    6.65%     8.31%   9.97%    11.63%   13.29%    0.36     0.059500     0.3981
$283,150 & OVER   $283,150 & OVER    43.19%     5.28%    7.04%     8.80%   10.56%   12.32%   14.08%    0.396    0.059500     0.4319
-------------------------------------------------------------------------------

* Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
** Effective combined federal and state tax bracket. State rate based on the average state rate for the federal tax bracket.
*** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.

                 The date of this Supplement is January 1, 1999.